Exhibit 10.27

AMENDMENT NO. 11 TO CREDIT AGREEMENT

AMENDMENT NO. 11 TO CREDIT AGREEMENT (this “Agreement”), dated as of March 17, 2021, among KNOWLTON DEVELOPMENT CORPORATION INC., a corporation duly amalgamated under the laws of the Province of British Columbia (the “Borrower Representative”), and UBS AG, Stamford Branch (“UBS”), as administrative agent (in such capacity, the “Agent”), relating to that certain Credit Agreement, dated as of December 21, 2018 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of August 22, 2019, that certain Amendment No. 2 to Credit Agreement, dated as of September 25, 2019, that certain Incremental Amendment (Amendment No. 3 to Credit Agreement), dated as of January 23, 2020, that certain Refinancing Amendment (Amendment No. 4 to Credit Agreement), dated as of January 29, 2020, that certain Incremental Amendment (Amendment No. 5 to Credit Agreement), dated as of April 30, 2020, that certain Refinancing and Incremental Amendment (Amendment No. 6 to Credit Agreement), dated as of July 28, 2020, that certain Consent to Credit Agreement (Amendment No. 7 to Credit Agreement), dated as of September 29, 2020, that certain Incremental Amendment (Amendment No. 8 to Credit Agreement), dated as of December 4, 2020, that certain Incremental Amendment (Amendment No. 9 to Credit Agreement), dated as of January 27, 2021, that certain Incremental Amendment (Amendment No. 10 to Credit Agreement), dated as of February 24, 2021 and as further amended, restated, amended and restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among KNOWLTON DEVELOPMENT HOLDCO, INC., a corporation duly constituted under the laws of the Province of British Columbia, as Holdings, the Borrower Representative, KDC US HOLDINGS, INC., a Virginia corporation, as the US Borrower, the Lenders and Issuing Banks from time to time party thereto, the Administrative Agent and UBS, as collateral agent.

RECITALS:

WHEREAS, Section 9.02(d) of the Credit Agreement provides that if the Agent and the Borrower Representative have jointly identified any ambiguity, mistake, defect, inconsistency, obvious error or any error or omission of a technical nature or any necessary or desirable technical change, in each case, in any provision of any Loan Document, then the Agent and the Borrower Representative shall be permitted to amend such provision without the consent of any Lender solely to address such matter as reasonably determined by them acting jointly.

NOW THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall, from the Amendment No. 11 Closing Date (as defined below), refer to the Credit Agreement as amended hereby.

SECTION 2. Amendments to Credit Agreement. On and after February 26, 2021, in accordance with Section 1.04(a) of the Credit Agreement, all references to IFRS in the Credit Agreement and any provisions thereof shall be deemed to refer to GAAP and the equivalent provisions under GAAP; provided, that notwithstanding anything to the contrary contained herein, for purposes of calculating Consolidated Adjusted EBITDA (including any component definitions thereof) for all purposes of the Credit Agreement, all intangible assets (including development costs) shall continue to be capitalized in accordance with IFRS (IAS 38 – Intangible Assets).

SECTION 3. Representations of the Borrower. After giving effect to this Agreement, the Borrower Representative represents and warrants that the representations and warranties of the Borrower Representative set forth in the Credit Agreement and the other Loan Documents will be true in all material respects on and as of the Amendment No. 11 Closing Date; provided, that (A) to the extent that any such representation or warranty expressly relates to an earlier date such representation or warranty will be true in all material respects as of such earlier date and (B) if such representation or warranty is qualified by or subject to a “material respects”, “material adverse effect”, “material adverse change” or similar term or qualification, such representation and warranty will be true in all respects.

SECTION 4. Conditions to the Amendment No. 11 Closing Date. This Agreement shall become effective as of the first date when (such date, the “Amendment No. 11 Closing Date”) the Agent shall have received from each of the Borrower Representative and the Agent an executed counterpart hereof or other written confirmation (in form reasonably satisfactory to the Agent) that such party has signed a counterpart hereof.

SECTION 5. Governing Law.

(a) THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) The jurisdiction and waiver of jury trial provisions in Sections 9.10(b), 9.10(c), 9.10(d) and 9.11 of the Credit Agreement are hereby incorporated by reference into this Agreement and shall apply, mutatis mutandis, to this Agreement.

SECTION 6. Credit Agreement Governs. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend, novate or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 7. Waiver. Neither the Agent nor any of its Affiliates shall be liable to the Borrowers, any other Loan Party, any Lender or any of their respective Affiliates, equity holders or debt holders for any losses, costs, damages or liabilities incurred, directly or indirectly, as a result of the Agent, or any of their respective Affiliates, taking any action in accordance with the terms of the Credit Agreement and this Agreement, as applicable, except to the extent the Agent or its Affiliates would be liable for such losses, costs, damages or liabilities pursuant to the terms of the Credit Agreement.

SECTION 8. Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it has been executed by the Borrower Representative and the Agent on the date hereof and when the Agent has received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by email as a “.pdf” or “.tif” or similar attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9. Miscellaneous. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. The provisions of this Agreement are deemed incorporated into the Credit Agreement as if fully set forth therein.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

KNOWLTON DEVELOPMENT CORPORATION INC.

By:	/s/ Gregg Kam
Name:	Gregg Kam
Title:	Chief Financial Officer

[SIGNATURE PAGE - AMENDMENT NO. 11 TO CREDIT AGREEMENT]

UBS AG, STAMFORD BRANCH, as Agent

By:	/s/ Anthony Joseph
Name:	Anthony Joseph
Title:	Associate Director

/s/ Houssem Daly
Name:	Houssem Daly
Title:	Director

[SIGNATURE PAGE – AMENDMENT NO. 11 TO CREDIT AGREEMENT]